SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2015

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Registrant issued a news release on March 11, 2015, entitled “Nortech Systems Reports Fourth Quarter and Full Year 2014 Results” regarding its consolidated 4th quarter and fiscal year-end operating results and financial condition.  A copy of this news release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

99	News Release dated March 11, 2015

Date: March 12, 2015

Nortech Systems Incorporated
(Registrant)

/s/ Richard G. Wasielewski
Richard G. Wasielewski, CEO